UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.          )

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☒	Revised Definitive Proxy Statement
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THE PEP BOYS-MANNY, MOE & JACK
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:
James W. McKenzie, Jr., Esq. Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103-2921 (215) 963-5134	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

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THE PEP BOYS—MANNY, MOE & JACK
3111 West Allegheny Avenue
Philadelphia, Pennsylvania 19132

SUPPLEMENT TO THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY
STATEMENT DATED JUNE 1, 2015 FOR THE
2015 ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Friday, July 10, 2015 at 9:00 AM, Eastern Daylight Time, at the Pep Boys Store Support Center located at 3111 West Allegheny Avenue, Philadelphia, Pennsylvania 19132

To the Shareholders of The Pep Boys—Manny, Moe & Jack:

        The information contained in this Supplement (the "Supplement") amends, supplements and, to the extent inconsistent, supersedes the corresponding information in the Notice of Annual Meeting of Shareholders and Revised Definitive Proxy Statement filed June 3, 2015 with the Securities and Exchange Commission (the "Proxy Statement") previously sent to the shareholders of The Pep Boys—Manny, Moe & Jack, a Pennsylvania corporation (the "Company" or "Pep Boys"), in connection with the solicitation of proxies on behalf of the Board of Directors of Pep Boys (the "Pep Boys Board") for use at Pep Boys' 2015 Annual Meeting of Shareholders and at any adjournment, postponement or rescheduling thereof (the "2015 Annual Meeting"). The 2015 Annual Meeting will be held on Friday, July 10, 2015 at 9:00 AM, Eastern Daylight Time, at the Pep Boys Store Support Center, located at 3111 West Allegheny Avenue, Philadelphia, Pennsylvania 19132, which is the same time and place specified in the Proxy Statement. The date of this Supplement is June 15, 2015 and the date on which this Supplement and the accompanying form of YELLOW proxy card will first be sent to Pep Boys shareholders is on or about June 16, 2015.

        The record date for the determination of shareholders who are entitled to notice of and to vote at the 2015 Annual Meeting, and at any adjournment or postponement thereof, is the close of business on May 27, 2015, which is the same record date specified in the Proxy Statement.

        AS INDICATED BELOW, BECAUSE OF THE SETTLEMENT THAT HAS BEEN REACHED WITH ENTITIES REFERRED TO COLLECTIVELY IN THIS SUPPLEMENT AS GAMCO, AND PEP BOYS' HIRING OF A NEW CHIEF EXECUTIVE OFFICER, THE PEP BOYS BOARD HAS DETERMINED THAT IT IS IN THE BEST INTERESTS OF PEP BOYS' SHAREHOLDERS TO REVISE ITS SLATE OF DIRECTOR NOMINEES FOR ELECTION AT THE 2015 ANNUAL MEETING AND IT IS IMPORTANT THAT SHAREHOLDERS COMPLETE AND RETURN THE ENCLOSED NEW YELLOW PROXY CARD TO ENSURE THAT THEIR SHARES ARE VOTED FOR THE REVISED SLATE OF NOMINEES.

        BLUE AND WHITE PROXY CARDS ARE NO LONGER VALID AND WILL NOT BE VOTED AT THE 2015 ANNUAL MEETING.

        All YELLOW proxy cards are being solicited for the purposes set forth therein by the Pep Boys Board. We do not expect any matters not listed on the YELLOW proxy card to come before the 2015 Annual Meeting. If any other matter is presented, your signed YELLOW proxy card gives the individuals named as proxy holders the authority to vote your shares to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

        This Supplement should be read in conjunction with the Proxy Statement. References to sections and subsections herein are references to the corresponding sections and subsections in the Proxy Statement and references to page numbers herein are references to page numbers in the Proxy

Statement. Capitalized terms used in this Supplement that are not defined herein have the meanings given to them in the Proxy Statement.

        Except as specifically amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains accurate and should be considered in casting your vote by proxy or in person at the 2015 Annual Meeting.

Why am I receiving this Supplement?

        On June 10, 2015, subsequent to Pep Boys mailing its proxy statement and WHITE proxy card to shareholders, Pep Boys reached an understanding regarding a settlement (the "Settlement") with GAMCO Asset Management Inc. and certain entities and individuals affiliated therewith (collectively, "GAMCO") in order to avoid a proxy contest.

        Pursuant to the Settlement, Pep Boys has agreed to cause the following three director candidates proposed by GAMCO to be nominated for election to the Pep Boys Board: Matthew Goldfarb, F. Jack Liebau, Jr. and Bruce M. Lisman (collectively, the "GAMCO Nominees"), each of whom the Pep Boys Board has determined will be an independent director pursuant to Section 303A.02 of the New York Stock Exchange Listed Company Manual. Pursuant to the Settlement, GAMCO has also agreed to withdraw the notice of nomination it delivered to Pep Boys on April 21, 2015, as amended on May 18, 2015, and the opposition preliminary proxy statement that it filed with the SEC on June 8, 2015, and to cause all of its shares held as of the record date to be counted present at the 2015 Annual Meeting for purposes of determining if a quorum is present at the 2015 Annual Meeting. Upon election to the Pep Boys Board, a GAMCO Nominee shall be appointed to each of the Board's Audit, Compensation and Nominating & Governance Committees.

        In addition, on June 15, 2015, after a comprehensive search, the Pep Boys Board hired a new Chief Executive Officer, Scott P. Sider, who was appointed to the Board of Directors on June 15, 2015 as part of the terms of his employment. Mr. Sider along with the other seven incumbent directors that are standing for re-election to the Pep Boys Board, Jane Scaccetti, John T. Sweetwood, Robert H. Hotz, James A. Mitarotonda, Robert Rosenblatt, Andrea M. Weiss and Robert L. Nardelli are referred to as the "Incumbent Nominees."

        The GAMCO Nominees will be included with the Incumbent Nominees in the slate of director nominees that the Pep Boys Board will recommend for election to its membership at the 2015 Annual Meeting. Pep Boys Board members M. Shân Atkins and Nick White have indicated to Pep Boys that they do not intend to stand for re-election to the Pep Boys Board at the 2015 Annual Meeting. To facilitate the addition to the Pep Boys Board of the GAMCO Nominees and our new CEO, Mr. Sider, the size of the Pep Boys Board will be increased to eleven (11) members effective at the 2015 Annual Meeting.

General

        Voting Securities.    The record date for the 2015 Annual Meeting has not changed. Only shareholders of record as of the close of business on May 27, 2015 will be entitled to vote at the 2015 Annual Meeting. As of the record date, there were 53,948,357 shares issued and outstanding.

        Color of the Proxy Card.    YELLOW proxy cards are being solicited on behalf of the Pep Boys Board in favor of (i) the election of the Incumbent Nominees and the GAMCO Nominees as members of the Pep Boys Board; (ii) the approval, on an advisory basis, of the compensation of our named executive officers for the fiscal year ended January 31, 2015; and (iii) the ratification of the Audit Committee's appointment of Deloitte & Touche LLP as Pep Boys' independent registered public accounting firm for the fiscal year ending January 30, 2016.

        The Pep Boys Board urges shareholders to sign, date and return each YELLOW proxy card they receive promptly. If a shareholder does not return the enclosed new YELLOW proxy card (which contains the names of the Incumbent Nominees and the GAMCO Nominees), that shareholder's shares cannot be counted for purposes of establishing a quorum at the 2015 Annual Meeting or for the election of the Incumbent Nominees or the GAMCO Nominees), whether or not the shareholder previously returned a WHITE or BLUE proxy card. WHITE and BLUE proxy cards are no longer valid and will not be counted for purposes of establishing a quorum or voted at the 2015 Annual Meeting.

        Quorum.    The required quorum for transacting business at the 2015 Annual Meeting is a majority of the shares of Pep Boys common stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST", "ABSTAIN" or "WITHHOLD" on a matter are treated as being present at the 2015 Annual Meeting for purposes of establishing a quorum.

        Required Vote for Each Proposal.    Pursuant to Pep Boys' bylaws, when a quorum is present, in an uncontested election, directors (Proposal 1) will be elected if the nominee receives the affirmative vote of a majority of the votes cast with respect to the election of that nominee. In light of the Settlement with GAMCO, the election of directors at the 2015 Annual Meeting is expected to be an uncontested election. With respect to Proposals 2 and 3, when a quorum is present, such proposals must be approved by a majority of the votes cast for such matter. If a shareholder holds shares in his or her name and returns a properly executed proxy without giving specific voting instructions, the shareholder's shares will be voted "FOR" all eleven (11) of the Pep Boys Board's nominees for election as director and "FOR" Proposals 2 and 3, as recommended by the Pep Boys Board. In tabulating the votes for any particular proposal, shares that constitute broker non-votes or abstentions will not be counted as votes cast. Thus, broker non-votes and abstentions will not be counted as votes cast "FOR" or "AGAINST" any particular proposal.

How has "Proposal No. 1—Election of Directors" been amended?

        In light of the increase in the size of the Pep Boys Board and the revisions to the slate of director nominees being recommended by the Pep Boys Board to include the Pep Boys' new CEO, Mr. Sider, and the GAMCO Nominees, Proposal No. 1, as set forth in the Proxy Statement, dated June 1, 2015, with respect to the 2015 Annual Meeting, is hereby amended to provide that the Pep Boys Board has nominated the following eleven (11) individuals to serve on the Pep Boys Board for a one-year term until the 2016 annual meeting of Pep Boys' shareholders: Jane Scaccetti, John T. Sweetwood, Robert H. Hotz, James A. Mitarotonda, Robert Rosenblatt, Andrea M. Weiss, Robert L. Nardelli, Scott P. Sider, Matthew Goldfarb, F. Jack Liebau, Jr. and Bruce M. Lisman. In addition, current directors M. Shân Atkins and Nick White have indicated to the Pep Boys Board that they do not intend to stand for re-election to the Pep Boys Board.

        Pep Boys refers shareholders to the section of the Pep Boys Proxy Statement captioned "PROPOSAL NO. 1—Election of Directors" for additional information about the Incumbent Nominees other than its new CEO, Mr. Sider. Information about Mr. Sider and the GAMCO Nominees is set forth below.

        Messrs. Lisman, Liebau, and Goldfarb were nominated for election to the Pep Boys Board pursuant to the Settlement described above. Mr. Sider was nominated for election to the Pep Boys Board pursuant to the terms of the employment agreement that he entered into with Pep Boys. All nominees for election to the Pep Boys Board at the 2015 Annual Meeting will be elected to hold office until the 2016 annual meeting of shareholders and until their successors have been duly elected and qualified. Messrs. Sider, Goldfarb, Liebau and Lisman have each consented to being nominated for election to the Pep Boys Board, to being named in this Supplement, and to serving as a member of the Pep Boys Board if elected at the 2015 Annual Meeting.

        Set forth below is the name, age, business address, present principal occupation, employment history and directorships of publicly-held companies of each of Mr. Sider and the GAMCO Nominees for at least the past five years. This information for the GAMCO nominees has been furnished to Pep Boys by GAMCO. None of the GAMCO Nominees are currently serving as directors of Pep Boys.

        Scott P. Sider.    Mr. Scott P. Sider, age 54, was appointed Chief Executive Officer of Pep Boys on June 15, 2015. From 2010 through his retirement in 2014, Mr. Sider served as the Group President, Rent A Car Americas of Hertz Corporation. Mr. Sider began his career at Hertz in 1983 and served in leadership positions of increasing responsibility including as an airport location General Manager, Divisional Vice President and President, Off Airport Operations. Mr. Sider's position as our Chief Executive Officer and his automotive service & retail and operations expertise were the primary qualifications resulting in his nomination for election.

        Matthew Goldfarb.    Mr. Matthew Goldfarb, age 43, serves as chief restructuring officer and acting chief executive officer of Cline Mining Corporation, a Canadian mining company whose primary asset is the New Elk coking coal mine in southern Colorado. Mr. Goldfarb also serves on the company's board. Prior to his position with Cline Mining, Mr. Goldfarb served as chief executive officer of Xinergy Ltd. (TSX: XRG), a central Appalachian coal producer, having previously served as its vice chairman and lead independent director since its initial public offering in December 2009 - November 2013. From January 2009 until January 2010, Mr. Goldfarb managed a leveraged loan trading business at Pali Capital, Inc., a boutique investment banking firm. Previously, Mr. Goldfarb was a director and senior investment analyst of The Blackstone Group/GSO Capital Partners from 2007 - 2008 and a Director and Senior Investment Analyst at Pirate Capital LLC, an event-driven hedge fund, from 2005 - 2006. Prior to that, Mr. Goldfarb was with Icahn Associates Corp. for approximately five (5) years, and prior to his tenure with Icahn, Mr. Goldfarb was an associate at the law firm of Schulte Roth & Zabel LLP. Mr. Goldfarb has previously served on the boards of directors of Huntingdon Capital Corp. (2013 - 2014), Fisher Communications, Inc. (NASDAQ: FSCI) (2011 - 2013), CKE Restaurants, Inc. (NYSE: CKR) and James River Coal Company (NASDAQ: JRCC). Mr. Goldfarb's qualifications to serve on the Pep Boys Board include his investing experience, experience with commercial and corporate law, as well as experience serving on the boards of directors of several public companies.

        F. Jack Liebau, Jr.    Mr. F. Jack Liebau, Jr., age 51, has been in the investment management industry for thirty (30) years. He began as a research analyst with The Capital Group in 1984, and from 1986 to 2003 was with Primecap Management Company ("Primecap"), at which he was a partner and portfolio manager. At Primecap, he had research responsibilities for a number of industries, including media, industrials, chemicals, financials, and energy. Mr. Liebau was a co-manager of two (2) mutual funds while at Primecap, the Vanguard Primecap and Capital Opportunity Funds. In 2003, he founded Liebau Asset Management Company ("Liebau Asset"), which managed money for individuals, foundations, and corporations. In 2011, he moved from Liebau Asset to Davis Funds, an investment management firm, in New York City, at which Mr. Liebau was a partner and portfolio manager. From 2013 - 2015, Mr. Liebau was with Alleghany Corporation ("Alleghany"), which was his business partner in Liebau Asset, at which he served as president and chief executive officer of Roundwood Asset Management, the subsidiary managing public equities for Alleghany's insurance companies. Mr. Liebau served as a director of Media General, Inc. (NYSE: MEG) (2008 - 2009) and served as a director of Herley Industries, Inc. (NASDAQ: HRLY) (2010 - 2011). Mr. Liebau currently serves on the board of directors of Myers Industries, Inc. (NYSE: MYE). Mr. Liebau's qualifications to serve on the Pep Boys Board include his financial, strategic, executive and investment experience working with companies in a wide range of industries as well as his experience serving on the boards of directors of several public companies.

        Bruce M. Lisman.    Mr. Bruce M. Lisman, age 68, serves on the boards of directors of Myers Industries, Inc. (NYSE: MYE) (2015 - present), National Life Group (2004 - Present), a mutual life insurance company, PC Construction Company (2014 - Present), an engineering and construction company, and Merchants Bancshares, Inc. (NasdaqGS: MBVT) (2005 - Present), a community bank. In addition, he serves on the boards of American Forests, Smithsonian Libraries, and the National Gardening Association. Previously, Mr. Lisman served on the board of directors of Central Vermont Public Service (NYSE: CV) (2004 - 2009) as well as the boards of the Hewitt School, Pace University, HS Broadcasting, BRUT, Inc., VELCO, STRYKE Trading, Shelburne Museum, and the Vermont Symphony Orchestra. Mr. Lisman was research director (1984 - 1987) and co-head of the institutional equity division (1987 - 2008) for The Bear Stearns Companies, Inc. ("Bear Stearns"). After Bear Stearns was acquired in 2008 by JPMorgan Chase & Co. ("JP Morgan"), he became chairman of JP Morgan's global equity division, retiring in 2009. Mr. Lisman's qualifications to serve on the Pep Boys Board include his executive and investment experience as well as his experience serving on boards as a chair, vice chair, and committee chair or member in a broad range of businesses and civic organizations.

Director Independence

        The Pep Boys Board has determined that Messrs. Lisman, Liebau, and Goldfarb are each "independent directors" under applicable New York Stock Exchange ("NYSE") guidelines. Mr. Sider, as CEO, is not an independent director under applicable NYSE guidelines. In addition, the Pep Boys Board has determined that Mr. Sweetwood, who served as Pep Boys' interim CEO from September 26, 2014 to June 14, 2015, is an independent director under NYSE guidelines.

Board Committees

        Pursuant to the Settlement, upon election to the Pep Boys Board, a GAMCO Nominee will be placed on each of the Audit, Compensation, and Nominating & Governance committees of the Pep Boys Board.

Director Compensation

        The GAMCO Nominees will receive the standard director compensation and indemnification provided for all non-employee directors.

Securities Ownership

        As of the date hereof, Mr. Lisman beneficially owns 2,000 shares of Pep Boys common stock. None of Mr. Liebau, Mr. Goldfarb, nor Mr. Sider own any shares of Pep Boys' common stock and none of them has made any purchases or sales of securities of Pep Boys during the past two years.

        The Company's Board of Directors recommends that shareholders vote "FOR" the election of each of the eleven Nominees on the enclosed new YELLOW proxy card. Unless otherwise instructed, the proxy holders will vote the new YELLOW proxy cards received by them for the GAMCO Nominees and the Incumbent Nominees.

Procedural Matters

        A YELLOW proxy card is enclosed with this Supplement. Please use the enclosed YELLOW proxy card to vote as soon as possible. BLUE and WHITE proxy cards are no longer valid and will not be voted at the Annual Meeting. The only difference between the enclosed YELLOW proxy card and the WHITE proxy card you previously received is the removal of Mr. White as a nominee, the inclusion of Messrs. Sider, Lisman, Liebau, and Goldfarb for the Board of Directors, and the removal of certain language with respect to cumulative voting rights of shareholders that is no longer applicable in a non-contested election.

        Please vote as soon as possible. You may use the YELLOW proxy card enclosed with this Supplement, which reflects the revised slate of nominees to the Pep Boys Board. All shareholders, regardless of whether they have previously submitted a proxy card, are urged to return the enclosed revised YELLOW proxy card. Please discard any WHITE or BLUE proxy card you may have previously received and use the YELLOW proxy card enclosed with this Supplement.

How does the Pep Boys Board recommend that I vote?

        The Pep Boys Board unanimously recommends that you vote as follows:

  •
  "FOR" each of the following eleven (11) nominees for election to the board to serve until the 2016 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified: Jane Scaccetti, John T. Sweetwood, Robert H. Hotz, James A. Mitarotonda, Robert Rosenblatt, Andrea M. Weiss, Robert L. Nardelli, Scott P. Sider, Matthew Goldfarb, F. Jack Liebau, Jr. and Bruce M. Lisman;

  •
  "FOR" approval of an advisory resolution approving the compensation of our named executive officers for the fiscal year ended January 31, 2015, as disclosed in this proxy statement; and

  •
  "FOR" the ratification of our Audit Committee's appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 30, 2016.

Will my shares be voted if I do not provide instructions to my broker or nominee?

        If you hold shares through an account with a bank or broker, the voting of the shares by the bank or broker when you do not provide voting instructions is governed by the rules of the NYSE. In uncontested solicitations, these rules allow banks and brokers to vote shares in their discretion on "routine" matters for which their customers do not provide voting instructions. On matters considered "non-routine," banks and brokers may not vote shares without your instruction. Shares that banks and brokers are not authorized to vote are referred to as "broker non votes." Therefore if you hold your shares in the name of your broker (sometimes called "street name" or "nominee name") and you do not provide your broker with specific instructions regarding how to vote on any proposal to be voted on at the 2015 Annual Meeting, your broker will not be permitted to vote your shares on non-routine proposals. The only proposal to be voted on at the 2015 Annual Meeting that is considered a routine proposal is Proposal 3 regarding the ratification of the Audit Committee's appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 30, 2016. All other proposals to be voted on at the 2015 Annual Meeting are considered non-routine. Therefore, if you want your vote to be counted on any proposal to be considered at the 2015 Annual Meeting, other than Proposal 3, you must instruct your bank or broker how to vote your shares. If you do not provide voting instructions, no votes will be cast on your behalf with respect to such proposals.

Can I revoke my proxy or change my vote?

        Shareholders may revoke any previously delivered voting proxy at any time before it is voted at the 2015 Annual Meeting:

  •
  By delivering to our Corporate Secretary a signed written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;

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  By attending the meeting and voting in person (the shareholder's attendance at the meeting will not, by itself, revoke the proxy—the shareholder must vote in person at the meeting to revoke a prior proxy);

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  By submitting a later-dated proxy card;

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  If the shareholder voted by telephone or the Internet, by voting at a later time by telephone or the Internet; or

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  If the shareholder has instructed a broker, bank or other nominee to vote the shareholder's shares, by following the directions received from the broker, bank or other nominee to change those instructions.

Other Matters

        The Pep Boys Board does not intend to bring before the 2015 Annual Meeting any matters other than those specifically described in the Proxy Statement, as amended and supplemented by this Supplement, and knows of no matters to be submitted to the 2015 Annual Meeting other than those presented in the Proxy Statement, as amended and supplemented by this Supplement. If any other matters properly come before the 2015 Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent in accordance with their best judgment on each of such matters, to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

        A YELLOW proxy card is being delivered to shareholders of Pep Boys.

Who can answer my questions?

        Your vote at the 2015 Annual Meeting is important, no matter how many or how few shares you own. Please sign and date the enclosed YELLOW proxy card and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have questions or require assistance in the voting of your shares, please call MacKenzie Partners, Inc., the firm assisting us in the solicitation of proxies:

105 Madison Avenue
New York, New York 10016
(212) 929-5500 (Call Collect)

or

TOLL-FREE (800) 322-2885

        PEP BOYS HAS FILED A CURRENT REPORT ON FORM 8-K DATED JUNE 11, 2015 DISCUSSING THE SETTLEMENT IT HAS REACHED WITH GAMCO. THE DESCRIPTIONS OF THE SETTLEMENT IN THIS SUPPLEMENT ARE QUALIFIED BY THE FULL TEXT OF THAT DOCUMENT.

        YOUR VOTE IS IMPORTANT. THE PEP BOYS BOARD ASKS YOU TO COMPLETE, SIGN AND RETURN THE ENCLOSED NEW YELLOW PROXY CARD SO THAT YOUR VOTE MAY BE COUNTED, EVEN IF YOU PLAN ON ATTENDING THE 2015 ANNUAL MEETING.

By Order of the Board of Directors

/s/ BRIAN D. ZUCKERMAN Brian D. Zuckerman, Secretary

Philadelphia, Pennsylvania
June 15, 2015

THE PEP BOYS—MANNY, MOE & JACK

        The Board of Directors recommends you vote FOR ALL director nominees listed in Proposal 1 and FOR Proposal 2 and Proposal 3.

		For All	Withhold All	For All Except
1.	Election of Directors of the Company to serve until the 2016 Annual Meeting of Shareholders and until their successors are duly elected and qualified.	☐	☐	☐
Nominees:
01)	Jane Scaccetti
02)	John T. Sweetwood
03)	Robert H. Hotz
04)	James A. Mitarotonda
05)	Robert Rosenblatt
06)	Andrea M. Weiss
07)	Robert L. Nardelli
08)	Scott P. Sider
09)	Bruce M. Lisman
10)	F. Jack Liebau, Jr.
11)	Matthew Goldfarb

INSTRUCTIONS: IF YOU DO NOT WISH YOUR SHARES OF COMMON STOCK TO BE VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE THE NUMBER(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOUR SHARES OF COMMON STOCK WILL BE VOTED FOR THE REMAINING NOMINEE(S).

		For	Against	Abstain
2.	Advisory resolution to approve the compensation of the Company's named executive officers for the fiscal year ended January 31, 2015 as disclosed in the Company's Annual Meeting Proxy Statement.	☐	☐	☐
3.	Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending January 30, 2016.	☐	☐	☐

        Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owner)	Date

YELLOW PROXY CARD

THE PEP BOYS—MANNY, MOE & JACK
2015 Annual Meeting of Shareholders
July 10, 2015
This Proxy is solicited by the Board of Directors

        By signing, dating and returning this YELLOW proxy card, you revoke all prior proxies, including any WHITE or BLUE proxy card and any proxy previously given by telephone or internet, and appoint Brian D. Zuckerman and David R. Stern, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize them, or either of them, to represent and to vote, and otherwise act on behalf of the undersigned with all powers that the undersigned would have if personally present thereat, with respect to, all of the shares of common stock of The Pep Boys—Manny, Moe & Jack, a Pennsylvania corporation (the "Company"), that you are entitled to vote at the 2015 Annual Meeting of Shareholders to be held on July 10, 2015, at the Pep Boys Store Support Center, located at 3111 West Allegheny Avenue, Philadelphia, Pennsylvania 19132, at 9:00 a.m., Eastern Daylight Time, and any adjournment, postponement, continuation or rescheduling thereof (the "2015 Annual Meeting"). The undersigned acknowledges receipt of the Notice of the Annual Meeting and Revised Proxy Statement dated June 1, 2015 and the Supplement to the Notice of Annual Meeting and Proxy Statement dated June 15, 2015 (the "Supplement").

        In accordance with the discretion and at the instruction of the Board of Directors or an authorized committee thereof, the proxy holder is authorized to act upon all matters incident to the conduct of the meeting and upon other matters that properly come before the 2015 Annual Meeting, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended.

        Subject to the conditions set forth in the Proxy Statement and the Supplement, if any nominee named on the reverse side declines or is unable to serve as a director, the persons named as proxies shall have the authority to vote for any other person who may be nominated at the instruction and discretion of the Board of Directors or an authorized committee thereof.

        This YELLOW proxy card, when properly executed, will be voted at the 2015 Annual Meeting in the manner directed herein. Where no direction is given, the shares represented by this proxy will be voted in accordance with the Board of Directors' recommendations. Unless a contrary direction is indicated, this proxy will be voted "FOR" all nominees listed in Proposal 1, "FOR" Proposal 2 and "FOR" Proposal 3.

Continued and to be signed on reverse side